UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Cypress Semiconductor Corporation

(Name of Registrant as Specified In Its Charter)

T.J. Rodgers

J. Daniel McCranie

Camillo Martino

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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T.J. Rodgers (together with the other participants named herein) intends to file a preliminary proxy statement and accompanying proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of his two highly-qualified director nominees, J. Daniel McCranie and Camillo Martino, at the 2017 annual meeting of stockholders of Cypress Semiconductor Corporation, a Delaware corporation (the “Company”).

On March 7, 2017, Mr. Rodgers launched a website to communicate with the Company’s stockholders. The website address is www.cypressfirst.com. The following materials were posted by Mr. Rodgers to www.cypressfirst.com:

IMPORTANT INFORMATION – SEC LEGEND Please click here for important information regarding the content on this website. Cypress First Subscribe to our mailing list Email Address Home About Us Press Releases Letters Investor Presentations Cypress Values Filings Contact Welcome As the founder, former CEO and largest individual shareholder of Cypress Semiconductor Corp.(NASDAQ: CY), T.J. Rodgers has nominated two highly qualified candidates, Dan McCranie and Camillo Martino, for the Cypress Board of Directors for election at the 2017 Annual Meeting of Stockholders.We are deeply troubled by the Cypress Board’s inaction in the face of serious conflicts of interest and violations of Cypress’s Code of Business Conduct and Ethics. The Company’s Executive Chairman, Ray Bingham, faces an irreconcilable conflict of interest due to his leadership position at Canyon Bridge Capital Partners, a self-described private equity buyout group funded and backed by the government of the People’s Republic of China, which competes directly with Cypress in M&A within the semiconductor industry. Mr. Bingham also receives excessive and unnecessary compensation for his role as Executive Chairman, including nearly $900,000 combined in yearly salary and bonus, almost 18 times the annual retainer fee of one of Cypress’s outside directors.Mr. Bingham also received or will receive equity grants worth $4.5 million, more than 22 times the annual equity award granted to one of the Company’s outside directors. As people deeply concerned with the future of Cypress, we urge you to review the materials on this website outlining our deep concerns about the ethical integrity of the Cypress Board, and the exceptional qualifications of Dan McCranie and Camillo Martino for election at Cypress’s 2017 Annual Meeting. Join us in putting Cypress First Recent News - February 23rd March 7th, 2017 T.J. Rodgers and Candidates Camillo Martino and J. Daniel McCranie Deliver Letter to Cypress Board of Directors Regarding Board’s Coercive Actions Inconsistent with Good Corporate Governance - February 17th, 2017 Cypress Semiconductor’s Largest Individual Stockholder, T.J. Rodgers, Nominates Two Highly Qualified Candidates for Board of Directors Last updated 3/3/17

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Camillo Martino
Camillo Martino has served as a member of the Board of Directors of MagnaChip Semiconductor Corp. since August 2016. Martino has served as a member of the Board of Directors of VVDN Technologies, a private company, since March 2016 and as Vice Chairman of the Board of Directors of SAI Technology, Inc., a private company, since April 2015. Previously, he served as director and CEO of Silicon Image, Inc.; COO at SAI Technology Inc.; and President, CEO and Director of Cornice Inc. He also served as Executive Vice President and COO of DSP chipmaker Zoran Corporation. His career began at National Semiconductor Corporation, where he held multiple positions over a nearly 14-year tenure at the company.
J. Daniel McCranie
J. Daniel McCranie is currently Chairman at ON Semiconductor Corp. and previously served as Non-Executive Chairman at Freescale Semiconductor, Inc. He has served on the Board of Directors at Mentor Graphics Corp. since 2012. He served on the Board of Directors of Cypress Semiconductor Corp. from 2005 through 2014. McCranie was previously employed as Executive Vice President-Sales & Applications by Cypress Semiconductor Corp., President & Chief Executive Officer by Virage Logic Corp., Vice President-Sales & Marketing by Cypress Semiconductor Corp., and Chairman, President & Chief Executive Officer by SEEQ Technology, Inc.
T.J. Rodgers
T.J. Rodgers co-founded Cypress Semiconductor Corporation in 1982 and served as the Company’s President and Chief Executive Officer until April 2016 and as a member of its Board of Directors until August 2016. He is a former chairman of the Semiconductor Industry Association (SIA) and SunPower Corp. and currently sits on the boards of directors of high-technology companies, including Bloom Energy (fuel cells), Enphase (solar energy electronics), WaterBit (precision agriculture) and Enovix (silicon lithium-ion batteries). He has been honored for his foundational support over a 20-year period of the Second Harvest Food Bank of Santa Clara and San Mateo Counties and the California Association of African American Educators. Rodgers received his bachelor’s degree from Dartmouth College, graduating as salutatorian with majors in chemistry and physics. He received his master’s degree and Ph.D. in electrical engineering from Stanford University. While pursuing his Ph.D. degree, Rodgers invented the VMOS process technology, which he later licensed to American Microsystems, Inc.
Last updated 3/3/17

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- February 23rd, 2017
T.J. Rodgers and Candidates Camillo Martino and J. Daniel McCranie Deliver Letter to Cypress Board of Directors Regarding Board’s Coercive Actions Inconsistent with Good Corporate Governance
- February 17th, 2017
Cypress Semiconductor’s Largest Individual Stockholder, T.J. Rodgers, Nominates Two Highly Qualified Candidates for Board of Directors
Last updated 3/3/17

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Letters - February 23rd, 2017
Letter to the Board of Directors of Cypress Semiconductor Corporation
Last updated 3/3/17

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Last updated 3/3/17

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Cypress Values
Approved by the Board, Cypress’s Code of Business Conduct and Ethics sets forth crystal-clear policies on conflicts of interest and is the cornerstone of the hard-earned, pristine ethical reputation that Cypress has earned with its employees, customers and stockholders for over 35 years. Up to seven of these may have been violated by Bingham’s involvement with Canyon Bridge. Relevant excerpts from the Code of Business Conduct and Ethics include:
“Conflict of Interest”: “A conflict of interest exists where the interests or benefits of one person or entity conflict with the interests or benefits of the Company.”
“Our policies prohibit any employee from accepting simultaneous employment of any kind without written permission of the Company, and prohibit any employee from accepting simultaneous employment with a Company supplier, customer, developer or competitor.”
“It is a conflict of interest to serve as a director of any company that competes with the Company.”
“Although you may serve as a director of [another company], our policy requires that you first obtain approval from the Company’s Chief Financial Officer (CFO) before accepting a directorship.”
“Employees, agents, or contractors should always try to avoid even the appearance of impropriety.”
“Additionally, you must disclose to the Company any interest that you have that may conflict with the business of the Company.”
Cypress Code of Business Conduct and Ethics
Cypress Core Values
Last updated 3/3/17

This document is taken from the Cypress Semiconductor website and outlines the code of conduct and ethical behavior for all Cypress employees.

CYPRESS	Company Confidential

CYPRESS SEMICONDUCTOR CORPORATION

CODE OF BUSINESS CONDUCT AND ETHICS

I.	INTRODUCTION

This Code of Business Conduct and Ethics (hereafter known as “Code”) helps ensure compliance with legal requirements and our standards of business conduct. All employees (including all principal officers), contingent workforce, temporary employees, members of the Company’s Board of Directors and the Advisory Board Members are expected to read and understand this Code, uphold these standards in day to day activities, comply with all applicable policies and procedures, and ensure that all dealings with agents and contractors reflect the standards set forth in this Code.

You should also review all applicable Company policies and procedures for more specific instruction, and contact the Human Resources Department or Legal Department if you have any questions.

Nothing in this Code, in any Company policies and procedures, or in other related communications (verbal or written) creates or implies an employment contract or term of employment.

This Code is subject to modification. This Code supersedes all other such codes, policies, procedures, instructions, practices, rules or written or verbal representations to the extent they are inconsistent.

II.	COMPLIANCE IS EVERYONE’S BUSINESS

As an employee, contingent worker, temporary employee, Board Member or Advisory Board Member your responsibility is to respect and adhere to this Code. Violations of this Code can create significant legal liability for you, the Company, its directors and other employees.

You must cooperate in any investigations of possible violations. Retribution or retaliation against any person who has in good faith reported a violation or a suspected violation of law, this Code or other Company policies, or against any person who is assisting in any investigation is prohibited. This whistleblower protection policy is strictly enforced. The Company also provides a whistle blower process by which employees, contingent workers and temporary employees may anonymously submit concerns regarding suspicion of fraudulent, unethical, or illegal conduct, and questionable accounting or auditing matters.

Employees, contingent workers and temporary employees must comply with Company’s whistleblower policy and procedures which are documented in the Company’s specification system (Spec No. 00-00099) and available to all employees, contingent workers and temporary employees. Questions must be referred to the Company’s Legal Department or Human Resources Department.

Violations of law, this Code or other Company policies or procedures can lead to disciplinary action up to and including termination of employment, criminal prosecution or other legal action. In all cases, if you are unsure about the appropriateness of an event or action, please seek assistance in interpreting these practices by contacting the Human Resources Department or the Legal Department.

CYPRESS	Company Confidential

III.	YOUR RESPONSIBILITIES TO THE COMPANY AND ITS STOCKHOLDERS

A.	General Standards of Conduct

The Company expects all employees and directors to exercise good judgment to ensure the safety and welfare of employees, agents and contractors and to maintain a cooperative, positive, and productive work environment. These standards apply while working on our premises, at offsite locations where our business is being conducted, at Company sponsored events, or at any other place where you are a representative of the Company. Employees and directors who engage in misconduct may be subject to corrective action, up to and including termination of employment or applicable relationship.

B.	Applicable Laws

All Company employees, Board Members, Advisory Board Members must comply with all applicable laws, regulations, rules and regulatory orders. All Company employees and directors located outside of the United States must comply with laws, regulations, rules and regulatory orders of the United States, including the Foreign Corrupt Practices Act and the U.S. Export Control Act, in addition to applicable local laws. Violations of laws, regulations, rules and orders may lead to individual criminal or civil liability, as well as to discipline by the Company. Such individual violations may also subject the Company to civil or criminal liability or the loss of business.

C.	Adherence to Cypress’ Policies, Processes and Procedures

All Company employees, contingent workers and temporary employees must adhere to all Cypress policies, processes and procedures. The policies include, but are not limited to, Cypress Record Retention Policy (00-00064), Signature Authority Policy (54-10401), Purchase Order Commit Policy (54-20301) and the Export Compliance Specification (75-00001).

D.	Conflicts of Interest

Employees, Board Members and Advisory Board Members, should always strive to avoid even the appearance of impropriety. A conflict of interest exists where the interests or benefits of one person or entity conflict with the interests or benefits of the Company. Examples include:

(i) Employment/Outside Employment. You are prohibited from engaging in any activity that interferes with your performance or responsibilities to the Company or is otherwise in conflict or perceived conflict with the Company. Our policies prohibit any employee from accepting simultaneous employment of any kind without written permission of the Company, and prohibit any employee from accepting simultaneous employment with a Company supplier, customer, developer or competitor. Employees are prohibited from taking part in any activity that enhances or supports a competitor’s position to the detriment of the Company. Additionally, you must disclose to the Company any interest that you have that may conflict with the business of the Company.

CYPRESS	Company Confidential

(ii) Outside Directorships. It may be a conflict of interest to serve as a member of the board of the directors of any company that competes against the Company. Therefore, you must obtain prior approval from the Company’s Chief Financial Officer (CFO) before accepting such a directorship position with another company. The CFO must obtain prior approval from the CEO before accepting any directorship and the CEO must obtain prior approval from the Nominating and Corporate Governance Committee of the Board of Directors before accepting any directorship. With the exception of the CEO and CFO, prior approval from the CFO is not required to serve as a director of a non-profit or religious organization. Such approval may be conditioned upon the completion of specified actions defined by the corporation. Any compensation you receive should be commensurate to your responsibilities.

(iii) Business Interests. If you are considering investing in a Company customer, supplier, developer or competitor, you must take great care to ensure that these investments do not compromise your responsibilities to the Company. Many factors should be considered in determining whether a conflict or a perceived conflict exists, including the size and nature of the investment; your ability to influence the Company’s decisions; your access to confidential information of the Company or of the other company; and the nature of the relationship between the Company and the other company. Questions regarding potential business interest conflicts should be directed to the Legal Department or Chief Financial Officer.

(iv) Related Parties. You should avoid conducting Company business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role. Relatives include spouse, sister, brother, daughter, son, mother, father, grandparents, aunts, uncles, nieces, nephews, cousins, step relationships, and in laws. Significant others include persons living in a spousal (including same sex) or familial fashion with an employee.

If such a related party transaction is unavoidable, you must fully disclose the nature of the related party transaction to the Company’s Chief Financial Officer or the Legal Department. You may be required to obtain prior written consent by Cypress before proceeding with the transaction. The Company must report all material related party transactions under applicable accounting rules, Federal securities laws, Security and Exchange Commission rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given to such dealings.

The Company discourages the employment of relatives and significant others in positions or assignments within the same department and prohibits the employment of such individuals in positions that have a financial dependence or influence (e.g., an auditing or control relationship, or a supervisor/subordinate relationship). The Human Resources Department is responsible for determining whether an applicant’s or transferee’s acknowledged relationship is covered by this policy. Willful withholding of information regarding a prohibited relationship/reporting arrangement may be subject to corrective action, up to and including termination. If a prohibited relationship exists or develops between two employees, the employee in the senior position must bring this to the attention of his/her supervisor. The Company retains the prerogative to separate the individuals at the earliest possible time, either by reassignment or by termination.

For additional information refer to specification 65-03005, Employment of Relatives/Cohabitants.

(v) Other Situations. Because other conflicts of interest may arise, it would be impractical to attempt to list all possible situations. If a proposed transaction or situation raises any questions in your mind you should consult the Chief Financial Officer or the Legal Department.

CYPRESS	Company Confidential

E.	Corporate Opportunities

Employees, contingent worker, temporary employees, Board Members and advisory board members may not exploit for their own personal gain opportunities (e.g., investments) that are discovered through the use of corporate property, information or position unless the opportunity is disclosed fully in writing to the Company’s Board of Directors and the Board of Directors declines to pursue such opportunity. If an employee, contingent workers, temporary employee Board Member or advisory board member discovers an opportunity through his relationship with the Company, he should immediately inform the Chief Financial Officer of the opportunity.

F.	Protecting the Company’s Confidential Information

The Company’s confidential information includes all non-public information that might be of use to competitors or harm to the Company or its customers, if disclosed, such as: product architectures; source code; product plans and road maps; names and lists of customers, dealers, and employees; and financial information. This information is an asset of the Company and may be protected by patent, trademark, copyright and trade secret laws. All confidential information must be used for Company business purposes only. THIS INCLUDES NOT DISCLOSING THE COMPANY’S CONFIDENTIAL INFORMATION SUCH AS INFORMATION REGARDING THE COMPANY’S PRODUCTS OR BUSINESS OVER THE INTERNET. You are also responsible for properly labeling any and all documentation shared with or correspondence sent to the Company’s Legal Department or outside counsel as “Attorney Client Privileged”. This responsibility includes the safeguarding, securing and proper disposal of confidential information in accordance with the Company’s policy on Maintaining and Managing Records set forth in Section III.I of this Code of Business Conduct and Ethics. This obligation extends to confidential information of third parties, which the Company has rightfully received under Non Disclosure Agreements. See the Company’s policy dealing with Handling Confidential Information of Others set forth in Section IV.D of this Code of Business Conduct and Ethics.

(i) Patent and Confidentiality Agreement. Under the agreement you signed when you joined the Company, you may not disclose the Company’s confidential information to anyone or use it to benefit anyone other than the Company without the prior written consent of an authorized Company officer. This agreement remains in effect for as long as you work for the Company and after you leave the Company.

(ii) Work Product. All work product that you generate throughout your employment with the Company is owned solely by the Company. Because work product is owned by the Company, neither you nor anyone else may remove it or share it with anyone outside of Company, during or after your employment with the Company, without permission from an authorized Company representative. Work product can take many forms. Generally it includes anything that would reflect the work done by you or anyone else while in Company’s employment. This could include paper documents, electronic documents or data (including all electronic mail), physical products, hardware, machinery, models, mock-ups, marketing materials, specifications, memoranda, video or audio tapes, disks, cartridges, and so on. Because no list of this kind could identify every possible form of work product that belongs to that Company, assume that everything that reflects work done by a Company employee, contingent worker, temporary employee, Board Member or Advisory Board Member is the property of the Company and cannot be removed. If you have any doubt about what belongs to Company, contact your HR Business Partner.

CYPRESS	Company Confidential

(iii) Disclosure of Company Confidential Information. To further the Company’s business, from time to time our confidential information may be disclosed to potential business partners. If you determine in consultation with your management that disclosure of confidential information is necessary, you must then consult Cypress specification 27-00025, Nondisclosure Agreements, and download the appropriate form from the NDA Service Center, and ensure that the appropriate written nondisclosure agreement is signed prior to the disclosure. You may only sign a third party’s nondisclosure agreement or accept changes to the Company’s standard nondisclosure agreements in accordance with specification 27-00025. In addition, all Company materials that contain Company confidential information, including presentations, must be reviewed and approved by the Company’s Legal Department prior to publication or use. Furthermore, any employee publication or publicly made statement made through the use of social media that might be must include a disclaimer that the publication or statement represents the views of the specific author and not of the Company. See specification 001-61494, Cypress Social Media Policy, for more details on use.

(iv) Requests by Regulatory Authorities. The Company and its employees, contingent workforce, temporary employees, Board Members and Advisory Board Members must cooperate with appropriate government inquiries and investigations. In this context, however, it is important to protect the legal rights of the Company with respect to its confidential information. All government requests for information, documents or investigative interviews must be referred to the Company’s Legal Department. No financial information may be disclosed without the prior approval of the Chief Financial Officer.

(v) Company Spokespeople. All inquiries or calls from the press and financial analysts should be referred to the Chief Financial Officer. The Company has designated its Chief Executive Officer and Chief Financial Officer as official Company spokespeople for financial matters. The Company has designated its Public Relations Department as official Company spokespeople for marketing, technical and other such information.

G.	Obligations under Securities Laws and “Insider” Trading

In the normal course of business, employees, contingent workers, temporary employees, Board Members and Advisory Board Members of the Company may come into possession of significant, non-public information regarding the Company or its subsidiaries. You have been entrusted with this Company property and may not disclose it or profit from it by buying or selling securities yourself, while in possession of such information, or passing on the information to others to enable them to profit or for them to profit on your behalf. The disclosure or misuse of material non-public information is contrary to Company policy and U.S. securities laws.

Insider trading is a crime, penalized by fines of up to $5,000,000 and 20 years in jail for individuals. In addition, the Securities and Exchange Commission may seek the imposition of a civil penalty of up to three times the profits made or losses avoided from the trading. Insider traders must also disgorge any profits made, and are often subjected to an injunction against future violations. Finally, insider traders may be subjected to civil liability in private lawsuits.

Employers and other controlling persons (including supervisory personnel) are also at risk under U.S. securities laws if they recklessly fail to take preventive steps to control insider trading.

CYPRESS	Company Confidential

Thus, it is important both to you and the Company that insider-trading violations not occur. Insider trading rules are strictly enforced, even in instances when the financial transactions seem small. You should contact the Chief Financial Officer if you are unsure as to whether or not you are free to trade.

For more details, and to determine if you are restricted from trading during designated trading blackout periods, you should review the Company’s Insider Trading Policy, which can be obtained from the Legal Department. You may also request a copy from our Chief Financial Officer. Employees, contingent workers, temporary employees, Board Members and Advisory Board Members of the Company who violate this Policy may also be subject to disciplinary action by the Company, which may include termination of employment or of business relationship. All questions regarding the Company’s Insider Trading Policy should be directed to the Company’s Chief Financial Officer, the Treasurer or the Legal Department.

H.	Prohibition against Derivative Trading of Company Stock; Pledging activity

No Company employee, contingent worker, temporary employee, Board Member or Advisory Board Member may, directly or indirectly, sell any equity security, including derivatives, of the Company if he or she (1) does not own the security sold, or (2) if he or she owns the security, does not deliver it against such sale (a “short sale against the box”) within twenty days thereafter, or does not within five days after such sale deposit it in the mails or other usual channels of transportation. No Company employee, contingent worker, temporary employee, Board Member or Advisory Board Member may engage in short sales or hedging activity of any kind. A short sale, as defined in this policy, means any transaction whereby one derives a benefit from a decline in the Company’s stock price. This includes buying put options on the Company’s stock.

While the Company generally discourages pledging activity by the directors and executive officers of the Company, including each such person’s spouses, minor children or other persons living in such person’s households, the Board understands that special circumstances may exist. As such, the Compensation Committee of our Board of Directors will maintain oversight of any pledging activity, hedging or monetization transactions, or Cypress securities held in margin accounts by its directors and executive officers, and may prohibit such activity if it poses a material risk to the Company or its stockholders. In reviewing such activity, the Compensation Committee will consider the facts and circumstances related to each individual, including, among other things, the ability of the executive to repay the applicable loan without resort to the pledged securities, the number of shares pledged relative to the executive’s overall holdings, the total shares outstanding for the Company and the composition of the executive’s stock holdings. Any pledging activity by the Company’s directors or executive officers will be properly disclosed in our annual proxy statement as well as in any other public filing required by law.

CYPRESS	Company Confidential

I.	Use of Company’s Assets

(i) General. Every employee, officer, and directors is responsible for ensuring that assets are not misappropriated, loaned to others, or sold or donated, without appropriate authorization. Company equipment and assets are to be used for Company legitimate business purposes only.

(ii) Cypress employees must not commit Cypress funds for goods and/or services without the prior approvals as documented in specification 54-10401, Signature Authority Policy.

(iii) All contracts must be processed per the requirements documented in 00-00092, Contract Writing, Review and Remedy Specification and must be signed by the business unit Vice President.

(iv) A signed/approved contract does not authorize the commitment of funds by any Cypress employee. A commitment of funds is only allowed by meeting the requirements as documented in specification 54-10401 and specification 54-20301, Purchase Order Commit Process.

(v) Physical Access Control. The Company has procedures covering physical access control to ensure privacy of communications, maintenance of the security of the Company communication equipment, and safeguard Company assets from theft, misuse and destruction. You are personally responsible for complying with the level of access control that has been implemented in the facility where you work.

(vi) Company Funds. Every Company employee is personally responsible for all Company funds over which he or she exercises control. Company contingent workers and temporary employees should not be allowed to exercise control over Company funds. Company funds must be used only for Company business purposes. Expense reports must be accurate and submitted in a timely manner.

(vii) Computers and Other Equipment. You must care for company furnished equipment and to use it responsibly only for Company business purposes. If the Company no longer employs you, you must immediately return all Company equipment. All company furnished computers and electronic devices, whether used entirely or partially on the Company’s premises or with the aid of the Company’s equipment or resources, must remain fully accessible to the Company and, to the maximum extent permitted by law, will remain the sole and exclusive property of the Company.

Employees, contingent workers and temporary employees should not maintain any expectation of privacy with respect to information transmitted over, received by, or stored in any electronic communications device owned, leased, or operated in whole or in part by or on behalf of the Company. To the extent permitted by applicable law, the Company retains the right to gain access to any information of this type at any time, either with or without an employee’s or third party’s knowledge, consent or approval.

(viii) Software. All software used by employees to conduct Company business must be appropriately licensed. The Company’s IT Department may inspect Company computers periodically to verify that only approved and licensed software has been installed. Any non licensed/supported software will be removed.

CYPRESS	Company Confidential

(ix) Electronic Usage. Employees must utilize electronic communication devices in a legal, ethical, and appropriate manner. This includes computers, email, connections to the Internet, intranet and extranet and any other public or private networks, voice mail, video conferencing, facsimiles, and telephones. Posting or discussing information concerning the Company’s financial data on the Internet as well as confidential information pertaining to the Company’s products or business without the prior written consent of the Chief Financial Officer is prohibited. Any other form of electronic communication used by employees currently or in the future is encompassed under the Cypress Social Media Policy, Specification 001-61494. Employees are required to use sound judgment whenever using any feature of our communications systems.

(x) Inventions and Ideas. All inventions, ideas, designs, information, and creative works which are created, discovered, designed, made known, or developed in the course of employment for the Company or using the Company’s resources are the sole property of the Company and its assigns. All employees, contingent workers and temporary employees agree to assign related patents, trademarks, copyrights, and other registered forms of intellectual property to the Company.

J.	Maintaining and Managing Records

Records include paper documents, CDs, computer hard disks, email, floppy disks, microfiche, microfilm or all other media. The Company is required by local, state, federal, foreign and other applicable laws, rules and regulations to retain certain records and to follow specific guidelines in managing its records. Civil and criminal penalties for failure to comply with such guidelines can be severe for employees, agents, contractors and the Company, and may lead to disciplinary action, up to and including termination of employment or business relationship.

Employees should consult Cypress’ document retention policy contained in the File Retention Program specification, 00-00064.

K.	Records on Legal Hold

A legal hold suspends all document destruction procedures in order to preserve appropriate records under special circumstances, such as litigation or government investigations. The Company’s Legal Department determines and identifies what types of Company records or documents are required to be placed under a legal hold.

The Company’s Legal Department will notify you if a legal hold is placed on records for which you are responsible. You then must preserve and protect the necessary records in accordance with instructions from the Company’s Legal Department. RECORDS OR SUPPORTING DOCUMENTS THAT HAVE BEEN PLACED UNDER A LEGAL HOLD MUST NOT BE DESTROYED, ALTERED OR MODIFIED UNDER ANY CIRCUMSTANCES. A legal hold remains effective until it is officially released in writing by the Company’s Legal Department. If you are unsure whether a document has been placed under a legal hold, you should preserve and protect that document and check with the Company’s Legal Department.

CYPRESS	Company Confidential

L.	Payment Practices

(i) Accounting Practices. The Company’s responsibilities to its stockholders and the investing public require that all transactions be fully, timely, and accurately recorded in the Company’s books and records in compliance with all applicable laws. False or misleading entries, unrecorded funds or assets, or payments without appropriate supporting documentation and approval are strictly prohibited and violate Company policy and the law.

(ii) Political Contributions. The Company reserves the right to communicate its position on important issues. It is the Company’s policy to comply fully with all local, state, federal, foreign and other applicable laws, rules and regulations regarding political contributions. The Company’s funds or assets must not be used for, or be contributed to, political campaigns or practices without the prior written approval of the Company’s Chief Financial Officer and, if required, the Board of Directors.

(iii) Prohibition of Inducements. Under no circumstances may employees, agents or contractors offer to pay, make payment, promise to pay, or issue authorization to pay any money, gift, or anything of value to customers, vendors, consultants, etc. that is perceived as intended to improperly influence any business decision, any act or failure to act, any commitment of fraud, or opportunity for the commission of any fraud. Inexpensive gifts, infrequent business meals, celebratory events and entertainment, provided that they are not excessive or create an appearance of impropriety, do not violate this policy.

M.	Foreign Corrupt Practices Act

The Company requires full compliance with the Foreign Corrupt Practices Act (FCPA) by its employees, contingent workforce, temporary employees, Board Members and Advisory Board Members.

The FCPA makes illegal any corrupt offer, payment, promise to pay, or authorization to pay any money, gift, or anything of value to any foreign official, or any foreign political party, candidate or official, for the purpose of: influencing any act or failure to act, in the official capacity of that foreign official or party; or inducing the foreign official or party to use influence to affect a decision of a foreign government or agency, in order to obtain or retain business for anyone, or direct business to anyone.

All Company employees, Board Members and Advisory Board Members whether located in the United States or abroad, are responsible for FCPA compliance and the procedures to ensure FCPA compliance. No Company employee, Board Member or Advisory Board Member may offer, give, solicit or receive any form of bribe or kickback.

A bribe is any money or favor used to include the judgment or conduct of an official or to ensure a particular outcome or action by or from an official. A bribe does not have to be cash; a bribe can also be inappropriate entertainment or paying an inflated price to purchase an official’s property or services (or that of an official’s family or friends). A kickback is the return of a sum already paid or due to be paid as part of a contract as a reward for an official (or his/her family or friend) making or fostering business relationships.

CYPRESS	Company Confidential

Both direct and indirect bribes and kickbacks of any kind are prohibited by the Company. The Company could be liable for such payments even if the Company did not know, but should have known, that the payment would be going to an official (or the official’s family or friend). The Company may also be held liable for the mere offer of a bribe or kickback or the failure to report the solicitation of a bribe or kickback.

Minor payments to certain government ministerial personnel in some countries (but not the United States) to expedite the performance of routine administrative actions, such as the processing of paperwork or granting of a permit, are not necessarily prohibited under the FCPA where such is a recognized legal and legitimate local practice and custom. However, such facilitating payments are never permitted in the United States. For your protection and the protection of the Company, contact the Company’s Legal Department if it is unclear whether or not a facilitating payment may cross the line and become a bribe.

All managers and supervisory personnel are expected to monitor continued compliance with the FCPA to ensure compliance with the highest moral, ethical and professional standards of the Company. FCPA compliance includes the Company’s policy on Maintaining and Managing Records in Section III.I of this Code.

Laws in most countries outside of the United States also prohibit or restrict government officials or employees of government agencies from receiving payments, entertainment, or gifts for the purpose of winning or keeping business. No contract or agreement may be made with any business in which a government official or employee holds a significant interest, without the prior approval of the Company’s Chief Financial Officer. Prior written approval must be obtained by the Company’s Legal Department before providing anything of value (there is no monetary threshold and any amount could be construed as a bribe) to a government official. The nature and cost of any gift must always be accurately recorded in the Company’s books and records.

Red flags of bribery, corruption and other FCPA violations include, but are not limited to: (i) the transactions involve large sales to government agencies or state-owned enterprises with high unit price and low frequency; (ii) there are requests for payments to made in a country other than the country in which the transaction occurs, (iii) payments to third parties appear to be excessive for the amount of services, types of services, or value of services rendered; (iv) the details of activities, the amount of time to be spent, the deliverables to be provided, the frequency of written reports/updates, and the value-add of intermediaries/agents/representatives are unspecified or are vague under the written contract, or there is no written contract at all; (v) one potential supplier is given unexplainable favorable/unbalanced treatment over others during the bid process; (vi) the country where the transaction takes place has a history of public corruption; (vii) there is a lack of transparency to and documentation of all third-party contracts, side agreements, payments, and promises; (viii) cash payments are involved; (ix) payments are broken-up into incremental payments, which in the aggregate exceed authority levels or enable the avoidance of disclosure, supporting documentation requirements, controls or scrutiny; (x) unusually high commissions, referral fees, marketing fees, or other such fees are involved; (xi) there are attempts to excuse conduct on the basis that “everyone else does it,” or “our competitors do it,” or “in-country entities that aren’t controlled by a United States company don’t have to follow these standards, so we shouldn’t have to either.”; and (xii) failure to follow Company policies and procedures for approvals of contracts, for screening, due diligence and engagement of or forming relationships with third parties, or for procurement activities.

CYPRESS	Company Confidential

N.	Export Controls

A number of countries maintain controls on the destinations to which products or software may be exported. The U.S. regulations are strict and complex and apply both to exports from the United States and to exports of products from other countries, when those products contain U.S. origin components or technology. Software created in the United States is subject to these regulations even if duplicated and packaged abroad. In some circumstances, an oral presentation containing technical data made to foreign nationals in the United States may constitute a controlled export. The Legal Department can provide you with guidance.

IV.	RESPONSIBILITIES TO OUR CUSTOMERS AND OUR SUPPLIERS

A.	Customer Relationships

It is critical for you to remember that you represent the Company to the people with whom you are dealing. Act in a manner that creates value for our customers and helps to build a relationship based upon trust. The goodwill the Company has established is one of our most important assets, and the Company employees, agents and contractors must act to preserve and enhance our reputation.

B.	Payments or Gifts from Others

Under no circumstances may employees, agents or contractors accept any offer, payment, promise to pay, or authorization to pay any money, gift, or anything of value from customers, vendors, consultants, etc. that is perceived as intended to influence any business decision, any act or failure to act, any commitment of fraud, or opportunity for the commission of any fraud. Inexpensive gifts, infrequent business meals, celebratory events and entertainment, provided that they are not excessive or create an appearance of impropriety, do not violate this policy. Gifts given by the Company to suppliers or customers or received from suppliers or customers should always be appropriate to the circumstances and should never be of a kind that could create an appearance of impropriety. The nature and cost of any gift must always be accurately recorded in the Company’s books and records.

C.	Publications of Other Party’s publications

The Company subscribes to many publications including newsletters, reference works, online reference services, magazines, books, and other digital and printed works. Copyright law generally protects these works, and their unauthorized copying and distribution constitute copyright infringement. When in doubt about whether you may copy a publication, consult the Legal Department.

D.	Handling the Confidential Information of Others

The Company has many kinds of business relationships with many companies and individuals. Sometimes, they will volunteer confidential information about their products or business plans to induce the Company to enter into a business relationship. At other times, we may request that a third party provide confidential information to permit the Company to evaluate a potential business relationship with that party. We handle such confidential information in accordance with our agreements with such third parties. See also the Company’s policy on Maintaining and Managing Records in Section III.I of this Code.

CYPRESS	Company Confidential

(i) Appropriate Nondisclosure Agreements. Confidential information may take many forms such as oral presentation, customer or employee lists, or alpha versions of software.

You should never accept information offered by a third party that is represented as confidential, or which appears to be confidential, unless an appropriate nondisclosure agreement has been signed with the party offering the information. Generally, you should download one of Cypress’s NDA forms from the NDA Service Center located on the Company’s intranet and use your best effort to provide the other party, as necessary, with one of Cypress’s NDA forms for signature to pre-empt the other party from first offering its NDA to Cypress. After the nondisclosure agreement has been signed by both parties, you should accept only the information necessary to accomplish the purpose of receiving it, such as a decision on whether to proceed to negotiate a deal. If more detailed or extensive confidential information is offered and it is not necessary, it should be refused.

(ii) Need to Know. Once a third party’s confidential information has been disclosed to the Company, we have an obligation to abide by the terms of the relevant nondisclosure agreement and to disseminate it only to other Company employees or authorized persons with a need to know the information. Every employee, agent and contractor involved in a potential business relationship with a third party must understand and strictly observe the restrictions on the use and handling of confidential information.

(iii) Notes and Reports. When reviewing the confidential information of a third party under a nondisclosure agreement, it is natural to take notes or prepare reports summarizing the results of the review and to draw conclusions about the suitability of a business relationship. Notes or reports should be retained only long enough to complete the evaluation of the potential business relationship. Subsequently, they should be either destroyed or turned over to the Legal Department. They should be treated just as any other disclosure of confidential information is treated: marked as confidential and distributed only to Company employees with a need to know.

(iv) Competitive Information. You should never attempt to obtain a competitor’s confidential information by improper means, and you should never contact a competitor regarding their confidential information. While the Company may, and does, employ former employees of competitors, we respect the obligations of those employees not to use or disclose the confidential information of their former employers.

E.	Selecting Suppliers

To create an incentive for suppliers to work with the Company, they must be confident that they will be treated lawfully and in an ethical manner. The Company’s policy is to select significant suppliers or enter into significant supplier agreements though a competitive bid process (where possible). Procurement decisions are to be made with the participation of the Procurement group and in accordance with Company Procurement policies. Under no circumstances should any Company employee, agent or contractor attempt to coerce suppliers in any way. The confidential information of a supplier is entitled to the same protection as that of any other third party and must not be received before an appropriate nondisclosure agreement has been signed. A supplier’s performance should never be discussed with anyone outside the Company. A supplier to the Company is generally free to sell its products or services to any other party, including competitors of the Company unless the products or services have been designed, fabricated, or developed to our specific specifications with restrictions on sales.

CYPRESS	Company Confidential

F.	Government Relations

It is the Company’s policy to comply fully with all applicable laws and regulations governing contact and dealings with government employees and public officials, and to adhere to high ethical, moral and legal standards of business conduct. This policy includes strict compliance with all local, state, federal, foreign and other applicable laws, rules and regulations.

G.	Lobbying

Employees, agents or contractors whose work requires lobbying communication with any member or employee of a legislative body or with any government official or employee in the formulation of legislation must have prior written approval of such activity from the Company’s Chief Financial Officer. Preparation, research, and other background activities that are done in support of lobbying communication are also covered by this policy.

H.	Government Contracts

It is the Company’s policy to comply fully with all applicable laws and regulations that apply to government contracting. It is also necessary to strictly adhere to all terms and conditions of any contract with local, state, federal, foreign or other applicable governments. The Company’s Legal Department must review and approve all contracts with any government entity.

I.	Free and Fair Competition

Most countries have well developed bodies of law designed to encourage and protect free and fair competition. The Company is committed to obeying both the letter and spirit of these laws.

These laws often regulate the Company’s relationships with its distributors, resellers, dealers, and customers. Competition laws generally address the following areas: pricing practices (including price discrimination), discounting, terms of sale, credit terms, promotional allowances, secret rebates, exclusive dealerships or distributorships, product bundling, restrictions on carrying competing products, termination, and many other practices.

To deal fairly with customers and to avoid violating competition laws and fair trade practices, you must not (i) make false, unfounded or misleading statements about our competitors products or services; (ii) make false comparisons of our competitors products and services with our products and services; (iii) make commitments or promises that your or the Company do not intend to keep; (iv) sell comparable goods on comparable terms at significantly different prices, during the same time periods, in the same volumes, and in the same geographies to customers who compete with one another. If you have any doubt about whether something you plan to do or communicate with respect to any of these areas is proper, you should seek guidance from the Company’s Legal Department before you act.

Competition antitrust laws also restrict companies from taking actions that discourage innovation and competition based on their market power. To avoid abusing market power, we should not, among other things, (i) sell our goods and services at below-cost pricing with the intent of driving competitors out of the market; (ii) make reciprocal deals with customers where we commit to buy their products if they commit to buy ours, unless pre-approved by the Company’s Legal Department; or (iii) make exclusive dealing (exclusivity) arrangements, without prior approval from the Company’s Legal Department.

CYPRESS	Company Confidential

Under certain competition/antitrust laws, we are not allowed to exchange certain information with competitors; it is permissible to obtain information from other legitimate sources, such as publicly available documents, analysts, publications, the Internet, customers, business partners, others in the marketplace, and the government, if done properly. You are free to ask colleagues, customers, and business partners for any information about competitors that they are legally permitted to share. However, you should not ask for or encourage them to share any information that would violate a non-disclosure agreement or put them at risk of violating confidentiality duties that they owe to another. You should never induce or attempt to induce someone (such as a former employee of a competitor) to breach confidentiality duties that he/she owes to others. Furthermore, you must not engage in any illegal or illicit activity to obtain competitive information, such as theft, trespassing, eavesdropping, wiretapping, computer hacking, invasion of privacy, bribery, misrepresentation, coercion, espionage or threats.

Competition laws also strictly govern relationships between the Company and its competitors. As a general rule, contacts with competitors should be limited and should always avoid subjects such as prices or other terms and conditions of sale, customers, and suppliers. Employees, agents or contractors of the Company may not knowingly make false or misleading statements regarding its competitors or the products of its competitors, customers or suppliers. Participating with competitors in a trade association or in a standards creation body is acceptable when the association has been properly established, has a legitimate purpose, and has limited its activities to that purpose.

United States antitrust laws apply to conduct that occurs outside the United States if that conduct has a direct, substantial and reasonable foreseeable effect on commerce within the United States. Moreover, the European Union and many foreign countries both within and outside the European Union enforce competition laws as well. Although foreign competition laws are generally similar to United States antitrust laws, they can be more restrictive. Accordingly, if you transact Company business in foreign countries, you must comply with the laws of the relevant countries in addition to United States antitrust laws where applicable. Similarly, the antitrust laws of the United States apply to all foreign entities doing business in the United States.

No employee, agent or contractor shall at any time or under any circumstances enter into an agreement or understanding, written or oral, express or implied, with any competitor concerning prices, discounts, other terms or conditions of sale, profits or profit margins, costs, allocation of product or geographic markets, allocation of customers, limitations on production, boycotts of customers or suppliers, or bids or the intent to bid or even discuss or exchange information on these subjects. If any of these topics arise when communicating with a competitor, such as at an industry trade association meeting, you should stop the conversation immediately and report it to the Company’s Legal Department. In some cases, legitimate joint ventures with competitors may permit exceptions to these rules as may bona fide purchases from or sales to competitors on non competitive products, but the Company’s Legal Department must review all such proposed ventures in advance. These prohibitions are absolute and strict observance is required. Collusion among competitors is illegal, and the consequences of a violation are severe. Under U.S. anti-boycott legislation, the Company is required to report the receipt of any request to participate in an international boycott. Requests are often found in letters of credit, shipping instructions, certificates of origin and other contract-related documents. The receipt of a boycott request must be reported immediately to the Company’s Legal Department.

CYPRESS	Company Confidential

Application of these laws, known as “antitrust,” “competition,” “consumer protection,’ or “unfair competition”, can be complex. As such, it is important to involve the Legal Department early on when questionable situations arise.

J.	Participation in Standards-Setting Organizations

The Company, through designated employee representatives, participates in a number of industry organizations that are responsible for setting standards relating to semiconductor design and/or manufacturing. Employees must obtain the consent of management before attending any meetings of standards-setting organizations on behalf of Cypress. Employees who attend such meetings must comply with the policies of the organization as well as state and federal laws, including patent disclosure and antitrust policies and regulations. Questions regarding participation in standards-setting organizations and applicable laws should be directed to the Legal Department.

K.	Industrial Espionage

It is the Company’s policy to lawfully compete in the marketplace. This commitment to fairness includes respecting the rights of our competitors and abiding by all applicable laws in the course of competing. Company employees, agents and contractors may not steal or unlawfully use the information, material, products, intellectual property, or proprietary or confidential information of anyone including suppliers, customers, business partners or competitors.

L.	Fair Dealing

Each employee should endeavor to deal fairly with the Company’s customers, suppliers, competitors and employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

M.	Accepting Gifts and Hospitality

Accepting an occasional gift is a permissible business practice where the gift is unsolicited, modest in value, provided openly and legally. For the purpose of encouraging responsible business courtesy practices by our employees and business partners, the following guidance should be followed:

No Cypress employee should accepts a gift with an aggregate market value of greater than $150.00 USD, or its equivalent, from a vendor, supplier, customer or business partner. The term “gift” includes any gift, meal, service, entertainment, travel accommodations, reimbursement, loan, favor, preferential treatment, or anything else of value which is given.

No Cypress employee should accept hospitality (meals or entertainment) that has an aggregate market value of more than $250.00 USD, or its equivalent, from a vendor, supplier, customer or business partner. Meals and entertainment provided to Related Parties of any Cypress employee will be considered to have been provided to the employee directly. Any entertainment offered to a Cypress employee that is not in fact also attended by a representative of the entity offering the entertainment shall be considered a “gift”.

CYPRESS	Company Confidential

In addition to the above general guidance, employees may never, under any circumstances:

•	accept or offer a gift if it would violate any law, regulation, agreement or reasonable custom of the marketplace;

•	accept a gift if it is intended to or could appear to improperly influence the employee;

•	accept any gift of cash or cash equivalent, such as a loan, stock, stock options, gift certificates, other than gift certificates for a specifically identified item;

•	accept finder’s fees, referral fees or other incentive payments or perquisites from third parties to whom Cypress may refer business;

•	accept discounted products or services for personal gain in exchange for providing special treatment or consideration to a vendor, supplier, customer or business partner; or

•	engage in bartering (trading Cypress owned property for goods and/or services) or any associated practices.

If an employee or department is offered or receives a gift exceeding the guidelines above:

•	If feasible, refuse or return the gift as graciously as possible.

•	If not feasible to return the gift, graciously accept the gift but then turn the gift over to Human Resources. The gift will then be raffled off to all employees with the proceeds from the raffle donated to a Cypress approved charity. If employees are uninterested in the raffled item, the gift will be donated to a Cypress approved charity.

•	If the gift is not something that can be turned in (e.g., you are taken to an expensive dinner), promptly disclose the gift or entertainment to the Vice President in your chain of command and/or your local country manager.

N	Providing Gifts and Hospitality

Providing modest promotional gifts or sharing occasional meals and entertainment may promote goodwill and serve legitimate promotional purposes. However, under certain circumstances, offering gifts or hospitality to customers and business partners could violate either the law or the company policy of the recipient. Additionally, Cypress employees may not provide gifts or hospitality to any employee of any government agency, entity or state owned commercial entity without first consulting the Legal Department.

Where permitted by law and not in violation of the recipient’s company policy, gifts and hospitality may be provided by Cypress employees to third parties consistent with the following standards:

Providing Gifts

•	Cypress employees should limit gift giving to promotional items of nominal value ($150.00 USD or less in value). Ordinarily, this means that the gift will bear an Cypress logo. Any meal or entertainment offered to a business partner where an Cypress employee does not attend shall be considered subject to the “gift” standards.

•	Cypress employees should not provide gifts to the same recipient on a repeated and regular basis.

•	Cypress employees may not offer any gifts with any expectation of obtaining improper influence or receiving anything in return.

CYPRESS	Company Confidential

•	Cypress employees may only provide gifts in an open and transparent manner and not under any circumstances in which the gift giving is or needs to be concealed.

•	Cypress employees may not use their own funds or resources to pay for favors, gifts or entertainment for a vendor, supplier, customer or business partner;

•	Gifts and entertainment provided by Cypress employees must also be consistent with the Cypress Business Travel and Expense Reimbursement Policy.

Providing Hospitality (Meals and Entertainment)

•	Cypress employees should only offer or provide hospitality (meals and entertainment) that is consistent with generally accepted business practices and serve a valid business purpose.

•	The hospitality offered and provided must be appropriate to the underlying business purpose and should not be extravagant. Hospitality of greater than $250.00 USD, or its equivalent, per person should not be offered to any third party by any Cypress employee.

•	The business courtesy or hospitality must be offered without creating an express or implied obligation or incentive to conduct business. A representative of each company must be present. (If an Cypress representative is not present, the gift standards shall apply.)

•	Meals and entertainment should not be provided to the same recipient on a repeated and regular basis.

•	Cypress employees may not use their own funds or resources to pay for hospitality for a vendor, supplier, customer or business partner;

•	Cypress employees should only provide hospitality or business courtesies in an open and transparent manner and not under any circumstances in which the hospitality is, or is sought to be, concealed.

•	Any hospitality provided by Cypress employees must also be consistent with the Cypress Business Travel and Expense Reimbursement Policy.

Any exceptions to the gift-giving guidance set forth above should be discussed in advance, or as promptly as possible after a gift is given, with the Vice President in your chain of command, or your local country manager.

V.	WAIVERS

Any waiver of any provision of this Code for a member of the Company’s Board of Directors or an executive officer must be approved in writing by the Company’s Board of Directors and promptly disclosed to stockholders. Any waiver of any provision of this Code with respect any other employee, agent or contractor must be approved in writing by the Company’s Chief Financial Officer.

CYPRESS	Company Confidential

VI.	DISCIPLINARY ACTIONS

The matters covered in this Code of Business Conduct and Ethics are essential to the Company’s ability to conduct its business in accordance with its stated values. We expect all of our employees, temporary employees, and contingent personnel to adhere to these rules in carrying out their duties for the Company.

The Company will take appropriate action against any employee, temporary employee or contingent personnel whose actions are found to violate these policies or any other policies of the Company. Disciplinary actions may include immediate termination of employment or business relationship at the Company’s sole discretion. Where the Company has suffered a loss, it may pursue its remedies against the individuals or entities responsible. Where laws have been violated, the Company will cooperate fully with the appropriate authorities. You should review the Company’s policies and procedures for more detailed information.

This credo was crafted by T.J. Rodgers during his tenure as CEO at Cypress and defines the Cypress culture.

CYPRESS CORE VALUES

1)	CYPRESS IS ABOUT WINNING.

We do not tolerate losing.

We thrive on competing against the world’s best.

2)	CYPRESS PEOPLE ARE “ONLY THE BEST.”

We are smart, tough, and work hard.

We tell the truth and don’t make excuses.

We value knowledge, logic, and reason.

We admit to and solve problems quickly.

We deplore politicians.

3)	WE “DO WHAT’S RIGHT FOR CYPRESS.”

We choose “Cypress wins” over “looking good.”

We reward personal initiative and team success.

We are loyal and fair to Cypress people.

We “follow the spec or change it.”

Our standard is zero defects.

4)	WE MAKE OUR NUMBERS.

We measure our performance based on customer requirements.

We grow faster than our industry.

We make 20% profit.

We each set goals and achieve them.

We ship 100% on time and get zero returns.

We don’t tolerate waste.

5)	WE MAKE THE WORLD’S BEST SEMICONDUCTOR SOLUTIONS.

We create the world’s most effective programmable technology.

We make first silicon that works on time.

We provide complete solutions: hardware, software, and reference designs.

We manufacture at the world’s lowest cost.

We manufacture with excellent quality.

1

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March 7th January 27th 2017 - Verified Complaint in the Court of Chancery of the State of Delaware
On January 26th 2017 and in violation of Section 220 – Cypress refused to produce books and records in response to the Section 220 Demand. Faced with continued Cypress Board intransigence, Rodgers filed a lawsuit on January 27, 2017 to compel production of these materials. The case is captioned Rodgers v. Cypress Semiconductor Corp., C.A. No. 2017-0070, in the Court of Chancery of the State of Delaware.
On January 19th 2017 - Rodgers served Cypress with a demand for books, records and stocklist materials (the “Section 220 Demand”) pursuant to 8 Del. C. § 220 (“Section 220”). The Section 220 Demand requested inspection of documents and information related to i) Bingham’s affiliation with Canyon Bridge, ii) the Company and/or Canyon Bridge’s potential acquisition of Lattice, (iii) the Board and management’s compliance with the Code of Business Conduct and Ethics, and (iv) the Company’s list of stockholders and information regarding the 2017 annual meeting. The purpose of the Section 220 Demand was primarily to investigate breaches of fiduciary duty by Bingham and the Board, identify what steps, if any, the Board has taken to remedy these breaches, and determine if, and what, additional steps need to be taken to protect the Company from harm associated with these breaches.
Last updated 3/3/17

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Investor contact:
CypressFirst@mackenziepartners.com
Media contacts:
Jeremy Jacobs / 212-371-5999 / jrj@abmac.com
Sheila Ennis / 415-926-7961 / sbe@abmac.com
Last updated 3/3/17

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This website (the “Website”) has been prepared by T.J. Rodgers. Mr. Rodgers beneficially owns shares of Cypress Semiconductor Company (the “Company”). This Website is for informational purposes only and should not be construed as investment advice for any person, and should not be relied upon for making any investment decision.
The views expressed in this Website represent the views and opinions of Mr. Rodgers and are based on publicly available information. Certain financial information and other data used in this Website has been derived or obtained from filings made with the Securities and Exchange Commission (“SEC”) by the Company. Mr. Rodgers has neither sought nor obtained consent from any third party to use any statements or information indicated in the Website as having been obtained or derived from a third party, and the inclusion of such third party statements or information should not be viewed as indicating the support of such third party for the views expressed in this Website. While Mr. Rodgers believes that the information contained in this Website is accurate in all material respects, such information has not been independently verified by Mr. Rodgers, and he disclaims any and all liability as to the completeness or accuracy of the information and for any omissions of material facts. Mr. Rodgers disclaims any obligation to correct, update or revise this Website or to otherwise provide any additional materials to recipients of this Website. Neither Mr. Rodgers nor any of his affiliates makes any representation or warranty, express or implied, as to the accuracy, fairness or completeness of the information contained herein and the recipient agrees and acknowledges that it will not rely on any such information.
This Website may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect views of Mr. Rodgers and/or his affiliates with respect to, among other things, future events and financial performance, and actual results may vary materially from the results discussed in this Website. Forward-looking statements are subject to various risks and uncertainties and assumptions and there can be no assurance that any idea or assumption contained in this Website is, or will be proven, correct. Forward-looking statements should not be regarded as a representation by Mr. Rodgers or his affiliates that the future plans, estimates or expectations contemplated will ever be achieved.
This Website is the property of T.J. Rodgers and may not be reproduced or distributed, in whole or in part, without the express prior written consent of T.J. Rodgers.
Additional Information and Where to Find It
T.J. Rodgers is the founding CEO of the Company. Mr. Rodgers, J. Daniel McCranie and Camillo Martino may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company and in connection with the solicitation of consents by the Company’s Board of Directors of the Company’s stockholders with respect to certain governance matters (the “Consent Solicitation”). Mr. Rodgers intends to file a proxy statement (the “Proxy Statement”) with the SEC in connection with his solicitation of proxies for the Annual Meeting and may file a consent information statement in connection with the Consent Solicitation (a “Consent Information Statement”).
Rodgers owns or controls voting of 8,625,619 shares of the Company’s common stock. Neither McCranie nor Martino owns in excess of 1% of the Company’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting or any Consent Information Statement to be filed with the SEC in connection with the Consent Socilitation.
Promptly after filing a definitive Proxy Statement with the SEC, Rodgers intends to mail the definitive Proxy Statement and a proxy card pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RODGERS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Promptly after filing a definitive Consent Information Statement with the SEC, Mr. Rodgers intends to mail a definitive Consent Information Statement and proxy pursuant to applicable SEC rules. STOCKHOLDERS ARE ALSO URGED TO READ ANY CONSENT INFORMATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT MR. RODGERS MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Stockholders may obtain, free of charge, copies of the definitive Proxy Statement, any Consent Information Statement and any other documents filed by Mr. Rodgers with respect to the Company with the SEC in connection with the Annual Meeting or the Consent Solicitation at the SEC’s website (http://www.sec.gov). In addition, copies of such materials, when available, may be requested free of charge from Mr. Rodgers’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2855.
Last updated 3/3/17

Additional Information and Where to Find It

T.J. Rodgers is the founding CEO of the Company. Rodgers, J. Daniel McCranie and Camillo Martino may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company and in connection with Mr. Rodgers’s solicitation of proxies to vote a consent on the Company’s solicitation of consents to remove cumulative voting and with respect to certain governance matters (the “Cypress Consent Solicitation”). Rodgers has filed a preliminary Consent Information Statement, stockholder letter and accompanying GOLD proxy card in connection with the Cypress Consent Solicitation (the “CypressFirst Consent Information Statement”). Rodgers also intends to file a proxy statement (the “CypressFirst Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with his solicitation of proxies for the Annual Meeting.

Rodgers owns or controls voting of 8,625,619 shares of the Company’s common stock. McCranie and Martino own 25,000 and 10,000 shares, respectively, of the Company’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the CypressFirst Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting or the CypressFirst Consent Information Statement filed with the SEC in connection with the Cypress Consent Solicitation.

Promptly after filing the definitive CypressFirst Proxy Statement with the SEC, Rodgers intends to mail the definitive CypressFirst Proxy Statement and a proxy card pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE CYPRESSFIRST PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RODGERS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

STOCKHOLDERS ARE ALSO URGED TO READ THE CYPRESSFIRST CONSENT INFORMATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RODGERS HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Stockholders may obtain, free of charge, copies of the definitive CypressFirst Proxy Statement, the CypressFirst Consent Information Statement and any other documents filed by Rodgers with respect to the Company with the SEC in connection with the Annual Meeting or the Cypress Consent Solicitation at the SEC’s website (http://www.sec.gov). In addition, copies of such materials, when available, may be requested free of charge from Rodgers’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2855 or by email: Cypressfirst@mackenziepartners.com.